              V A N  K A M P E N  A M E R I C A N  C A P I T A L


                                 CONVERTIBLE
                               SECURITIES FUNDS


                                 ANNUAL REPORT
                               DECEMBER 31, 1997


                            [PICTURE APPEARS HERE.]

      _________ A Wealth of Knowledge " A Knowledge of Wealth"__________

                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Shareholders                                            1
Performance Results                                               4
Portfolio of Investments                                          5
Statement of Assets and Liabilities                              11
Statement of Operations                                          12
Statement of Changes in Net Assets                               13
Financial Highlights                                             14
Notes to Financial Statements                                    16
Report of Independent Accountants                                19
Dividend Reinvestment Plan                                       20

--------------------------------------------------------------------------------
                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


January 28, 1998

[PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL APPEARS HERE]

Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to work with your financial adviser to consider how the tax changes can work to your benefit. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

Economic Review

     Declining interest rates and a strong equity market propelled convertible securities throughout the year. Convertibles rose 18.98 percent during the reporting period, while their underlying common stock appreciated 22.10 percent, according to the Merrill Lynch Convertible Index. In other words, convertible securities returned 86 percent of their underlying common stock, or
3.12 percentage points less than their underlying common stock, while enjoying the lower levels of risk inherent in convertible securities. Most of the companies that issue convertible securities are small caps, so many convertibles got a boost in the third quarter when small caps outperformed the market.

     1997 was also a positive year for the stock market. Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the market to record levels. However, the year was marked by several periods of notable volatility. In March, the economy was growing so rapidly that investors feared inflation might start to rise--a concern that sparked a month-long drop in the stock market and erased its year-to-date gains. This setback was brief, and the market had recouped its losses by early May. In October, the stock market became very sensitive to economic turmoil in Asia, causing the Dow Jones Industrial Average (DJIA) to drop a record number of points in a single day. The DJIA rose back up to hover slightly below its all-time high by the end of the reporting period.

                                       1                   Continued on page two

     The bond market improved steadily throughout 1997, thanks to the continuation of controlled economic growth and negligible inflation. After a slight raise in March, the Federal Reserve Board did not adjust interest rates for the remainder of the year, which also contributed to the bond market rally. Yields on the 30-year Treasury bond fell steadily, while bond prices, which move in the opposite direction of yields, rose accordingly. In December, the yield on the 30-year Treasury bond had dipped below six percent, reaching a four-year low.

Portfolio Strategy

     We consistently manage the Fund for capital appreciation, current income, and the potential for preservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we focus on growth companies and diversify across many market sectors. At the end of the reporting period, the portfolio consisted of 56.5 percent convertible securities, 7.8 percent common stock, 27.5 preferred stock, and 8.2 percent U.S. government obligations and short-term investments (percentage of long-term investments). We maintained a modest weighting in the portfolio's allocation to common stock, given concerns about the impact of economic turmoil in Asia. As often happens when the economic picture is unclear, many equity investors have shifted their assets to large, high-quality stocks with proven track records. Historically, the Fund's common stock allocation has been comprised of large, established growth companies, so this strategy has been compatible with the recent trend in the market.

     The Fund saw sector leadership rotate during the reporting period--as the market reacted to economic and global events, investor sentiment for various industries rose and fell throughout the year. The best-performing sector overall was finance, thanks to favorable interest rates, low inflation, and moderate economic growth. We had a significant weighting in finance and enjoyed solid performance from Sovereign Bancorp, Conseco, Travelers Group, and U.S. Bancorp. On the other hand, we maintained the Fund's moderate position in technology, as the situation in Asia has taken a toll on this sector. The Fund had a minor weighting in technology when the crisis began to unfold, which minimized its impact on the portfolio.

     While finance was the most consistently strong area, we found a number of attractive opportunities in consumer distribution or retail, including Pier 1 Imports, Home Depot, and Rite Aid. Also, we uncovered several promising names in health care, namely Sunrise Assisted Living, a provider of home-like retirement communities. Other noteworthy holdings came from the energy sector, as oil services companies performed well for most of the year, including Nabors Industries and Halter Marine. A bout of profit-taking at year-end caused a dip in oil stock prices, but we remain bullish on this sector in the long-term.

     Finally, the Fund has a substantial weighting in consumer services. One of the largest holdings in the portfolio is Snyder Communications, which provides marketing and advertising services. Outsourcing these functions to a specialized firm such as Snyder Communications allows companies to focus on their core business, and we believe this will be a growth area within consumer services. Another favorable segment of this sector is broadcast media. Deregulation of this industry has allowed companies to own more radio or television stations within a given market and therefore control more advertising dollars. Sinclair Broadcasting (television) has been a leader for the Fund in this area.

                                       2                 Continued on page three

Performance Summary

     For the year ended December 31, 1997, the Fund generated a total return of
18.57 percent/2/ at net asset value and 19.48 percent/1/ at market price. The Fund's market price per share on the New York Stock Exchange remained unchanged at $21.125 on December 31, 1996 and December 31, 1997, and dividends and capital gains totaled $4.2057 per share. Please refer to the chart on page four for additional Fund performance results.

Outlook

     We believe the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from lower-priced imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates. Convertible securities typically perform well when interest rates are declining and the stock market is moderately strong, so we see this environment as favorable for the Convertible Securities Fund.

     As investor sentiment shifts back to high-quality stocks, we expect larger, well-established companies to perform well. At the same time, we've begun to see more convertibles issued from these types of companies, which may provide some attractive choices for the Fund. Convertibles are considered defensive investments, having performed competitively in up markets while reducing the negative effects of down markets. Given the uncertain outlook for the economy, we believe the Convertible Securities Fund may be a prudent choice for certain investors.

Sincerely,


/s/ Don G. Powell                       /s/ Dennis J. McDonnell

    Don G. Powell                           Dennis J. McDonnell
    Chairman                                President
    Van Kampen American Capital             Van Kampen American Capital
    Asset Management, Inc.                  Asset Management, Inc.

                                       3       Please see footnotes on page four

--------------------------------------------------------------------------------
          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


            VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND

                           NYSE TICKER SYMBOL -- ACS

--------------------
Total Returns
--------------------
One-year total return based on market price/1/................   19.48%

One-year total return based on NAV/2/.........................   18.57%

--------------------
Distribution Rate
--------------------
Distribution rate as a % of closing common stock price/3/.....    4.17%

--------------------
Share Valuations
--------------------
Net asset value............................................... $ 24.27

Closing common stock price.................................... $21.125

One-year high common stock price (12/04/97)................... $25.625

One-year low common stock price (04/14/97).................... $20.000

/1/ Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

/2/ Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/3/ Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

     Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when sold, may be worth more or less than their original cost.

                           Portfolio of Investments
                               December 31, 1997

============================================================================================
Par
Amount
(000)     Description                                       Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CONVERTIBLE DEBT  59.5%
          CONSUMER DISTRIBUTION  10.0%
$  850    Central Garden & Pet Co........................    6.000%   11/15/03  $    986,000
 1,250    Charming Shoppes, Inc..........................    7.500    07/15/06     1,168,750
   800    CUC International, Inc.........................    3.000    02/15/02     1,002,000
   830    Home Depot, Inc................................    3.250    10/01/01     1,110,125
   425    Inacom Corp....................................    6.000    06/15/06       575,344
   905    Men's Wearhouse, Inc...........................    5.250    03/01/03     1,067,900
   600    Pier 1 Imports, Inc............................    5.750    10/01/03     1,155,000
   900    U. S. Office Products Co.......................    5.500    05/15/03       840,375
                                                                                ------------
                                                                                   7,905,494
                                                                                ------------

          CONSUMER NON-DURABLES  0.5%
   400    Loews Corp.....................................    3.125    09/15/07       402,000
                                                                                ------------
          CONSUMER SERVICES  9.3%
 1,760    Corestaff, Inc.................................    2.940    08/15/04     1,471,800
 1,100    Interpublic Group of Companies, Inc., 144A-
          Private Placement (a)..........................    1.800    09/16/04       908,875
   700    Marriot International, Inc., LYON..............        *    03/25/11       458,500
 1,375    National Data Corp.............................    5.000    11/01/03     1,340,625
 2,000    News America Holdings, Inc., LYON..............        *    03/11/13       945,000
 1,000    Omnicom Group, Inc.............................    4.250    01/03/07     1,390,000
   700    Personnel Group of America, Inc., 144A-
          Private Placement (a)..........................    5.750    07/01/04       787,500
                                                                                ------------
                                                                                   7,302,300
                                                                                ------------

          ENERGY  4.7%
   350    Nabors Industries, Inc.........................    5.000    05/15/06       629,125
   300    Parker Drilling Co.............................    5.500    08/01/04       319,875
   830    Pennzoil Co....................................    4.750    10/01/03     1,112,200
   850    Pogo Producing Co..............................    5.500    06/15/06       820,250
   500    SFP Pipeline Holdings, Inc.....................   11.163    08/15/10       816,622
                                                                                ------------
                                                                                   3,698,072
                                                                                ------------

                                      5        See Notes to Financial Statements

                               December 31, 1997

============================================================================================
Par
Amount
(000)     Description                                       Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          FINANCE  3.2%
$  850    Aames Financial Corp...........................    5.500%   03/15/06  $    749,063
   600    Berkshire Hathaway, Inc........................    1.000    12/02/01       970,500
STRYPES   Merrill Lynch, 23,500 shares (Convertible into
          19,261 Cox Communication, Inc. common shares)..    6.000    06/01/99       793,285
                                                                                ------------
                                                                                   2,512,848
                                                                                ------------

          HEALTHCARE  14.6%
   700    Alternate Living Services, Inc.................    5.250    12/15/02       813,750
 1,100    Alza Corp......................................    5.000    05/01/06     1,142,625
   500    Alza Corp., LYON...............................        *    07/14/14       231,250
   850    Atrix Labs Inc., 144A-Private Placement (a)....    7.000    12/01/04       816,000
 1,400    Dura Pharmaceuticals, Inc......................    3.500    07/15/02     1,561,000
   775    ESC Medical Systems, Ltd., 144A-
          Private Placement (a)..........................    6.000    09/01/02       831,187
 1,000    FPA Medical Management, Inc....................    6.500    12/15/01     1,027,500
   640    Fuisz Technologies, Ltd., 144A-
          Private Placement (a)..........................    7.000    10/15/04       572,800
   400    NCS Health, Inc., 144A-Private Placement (a)...    5.750    08/15/04       408,000
   850    Omnicare, Inc., 144A-Private Placement (a).....    5.000    12/01/07       871,250
   875    Phycor, Inc....................................    4.500    02/15/03       853,125
   450    Renal Treatment Centers, Inc...................    5.625    07/15/06       544,500
 1,000    Sunrise Assisted Living, Inc., 144A-
          Private Placement (a)..........................    5.500    06/15/02     1,297,500
   500    Thermo Cardiosystems, Inc., 144A-
          Private Placement (a)..........................    4.750    05/15/04       535,000
                                                                                ------------
                                                                                  11,505,487
                                                                                ------------

          PRODUCER MANUFACTURING  2.4%
   475    Robbins and Myers, Inc.........................    6.500    09/01/03       741,000
 1,050    USA Waste Services, Inc........................    4.000    02/01/02     1,165,500
                                                                                ------------
                                                                                   1,906,500
                                                                                ------------

          TECHNOLOGY  12.8%
   425    American Residential Services, Inc.............    7.250    04/15/04       379,313
   350    Comverse Technology, Inc., 144A-Private
          Placement (a)..................................    5.750    10/01/06       377,563

                                       6       See Notes to Financial Statements

                               December 31, 1997

============================================================================================
Par
Amount
(000)     Description                                       Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          TECHNOLOGY  (CONTINUED)
$1,400    Comverse Technology, Inc.......................    5.750%   10/01/06  $  1,510,250
   750    Dovatron International, Inc., 144A-Private
          Placement (a)..................................    6.000    10/15/02     1,157,812
   600    EMC Corp.......................................    3.250    03/15/02       814,500
 1,200    Level One communications, Inc..................    4.000    09/01/04     1,155,000
   925    Motorola, Inc., LYON...........................        *    09/27/13       711,094
   900    Photronics, Inc................................    6.000    06/01/04     1,037,250
   850    Quantum Corp...................................    7.000    08/01/04       777,750
   600    Solectron Corp., 144A-Private Placement (a)....    6.000    03/01/06       825,000
   500    Spacehab, Inc., 144A-Private Placement (a).....    8.000    10/15/07       507,500
   200    Titan Corp.....................................    8.250    11/01/03       358,750
   475    Vantive Corp., 144A-Private Placement (a)......    4.750    09/01/02       438,187
                                                                                ------------
                                                                                  10,049,969
                                                                                ------------

          TRANSPORTATION  1.4%
   300    Halter Marine Group, Inc., 144A-Private
          Placement (a)..................................    4.500    09/15/04       336,750
   635    Seacor Holdings, Inc...........................    5.375    11/15/06       726,281
                                                                                ------------
                                                                                   1,063,031
                                                                                ------------

          UTILITIES  0.6%
   450    SmartTalk Teleservices, Inc., 144A-Private
          Placement (a)..................................    5.750    09/15/04       482,625
                                                                                ------------
               TOTAL CONVERTIBLE DEBT....................                         46,828,326
                                                                                ------------

                                       7       See Notes to Financial Statements

                               December 31, 1997

========================================================================================================================
Description                                                                                     Shares      Market Value
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK  29.0%
CONSUMER DURABLES  0.7%
Newell Financial Trust, 5.25%, 144A-Private Placement (a).....................................  10,000        $  525,000
                                                                                                              ----------

CONSUMER NON-DURABLES  0.8%
Ralston Purina Co., 7.00%.....................................................................   9,000           620,157
                                                                                                              ----------

CONSUMER SERVICES  9.6%
Apple South Financing, Inc., TECONS, $3.500 dividend per share................................  17,000           915,875
Cablevision Systems Corp., Ser I, 8.50%.......................................................  29,000         1,116,500
Golden Books Financing Trust, 8.75%...........................................................  35,000         1,859,375
Host Marriott Financial Trust, 6.75%, 144A-Private Placement (a)..............................  15,000           915,000
Sinclair Broadcast Group, Inc., 6.00%.........................................................   9,100           522,112
Snyder Communications, Inc., STRYPES, 6.50%...................................................  57,000         1,938,000
TCI Communications, $2.125 dividend per share.................................................   4,100           262,913
                                                                                                              ----------
                                                                                                               7,529,775
                                                                                                              ----------

ENERGY  2.1%
EVI, Inc., 5.00%, 144A-Private Placement (a)..................................................  15,000           687,188
Tosco Financing Trust, 5.75%..................................................................  14,700           948,150
                                                                                                              ----------
                                                                                                               1,635,338
                                                                                                              ----------

FINANCE  9.0%
Ahmanson H.F. Co., Ser D, 6.00%...............................................................   7,100           976,250
Conseco, Inc., PRIDES, 7.00%..................................................................  23,200         1,189,000
Finova Finance Trust, 5.50%...................................................................  20,000         1,400,000
Jefferson Pilot Corp., ACES, 7.25%............................................................   6,000           642,000
Money Store, Inc., $1.720 dividend per share..................................................  34,000           750,125
PLC Capital Trust II, 6.50%...................................................................   9,000           495,000
Sovereign Bancorp, Inc., $3.125 dividend per share............................................  10,000         1,247,500
WBK Trust, STRYPES, 10.00%....................................................................  11,000           368,500
                                                                                                              ----------
                                                                                                               7,068,375
                                                                                                              ----------

HEALTHCARE  1.1%
MedPartners, Inc., 6.50%......................................................................  39,000           858,000
                                                                                                              ----------

RAW MATERIALS/PROCESSING INDUSTRIES  0.5%
Timet Capital Trust, Inc., 6.625%, 144A-Private Placement (a).................................   8,700           437,175
                                                                                                              ----------

TECHNOLOGY  0.4%
Qualcomm Financial Trust, 5.75%...............................................................   7,300           346,750
                                                                                                              ----------

TRANSPORTATION  0.5%
CNF Trust I, Ser A, TECONS, 5.00%.............................................................   6,800           397,800
                                                                                                              ----------

                                       8       See Notes to Financial Statements

                               December 31, 1997

=========================================================================================================================
Description                                                                                        Shares    Market Value
-------------------------------------------------------------------------------------------------------------------------
UTILITIES  4.3%
Citizens Utilities Co. Trust, 5.00%..............................................................   8,000     $   382,000
Houston Industries, Inc., ACES, 7.00%............................................................  21,250       1,212,578
Nextel Trust, STRYPES, 7.25%.....................................................................  45,000       1,068,750
Worldcom, Inc., DECS, 8.00%......................................................................   6,800         714,000
                                                                                                              -----------
                                                                                                                3,377,328
                                                                                                              -----------
     TOTAL PREFERRED STOCK.......................................................................              22,795,698
                                                                                                              -----------

COMMON STOCKS  8.3%
CONSUMER DISTRIBUTION  1.9%
Central Garden & Pet Co. (b).....................................................................  15,000         393,750
Danka Business Systems-ADR (United Kingdom)......................................................  21,000         334,687
Proffitt's, Inc. (b).............................................................................  26,558         755,243
                                                                                                              -----------
                                                                                                                1,483,680
                                                                                                              -----------

CONSUMER SERVICES  0.8%
Chancellor Media Corp., Class A (b)..............................................................   8,500         634,312
                                                                                                              -----------

ENERGY  1.7%
Sun, Inc.........................................................................................  20,000         841,250
USX-Marathon Group...............................................................................  15,000         506,250
                                                                                                              -----------
                                                                                                                1,347,500
                                                                                                              -----------
FINANCE  0.9%
U.S. Bancorp.....................................................................................   6,400         716,400
                                                                                                              -----------

PRODUCER MANUFACTURING  0.7%
Thermo Electron Corp. (b)........................................................................  13,095         582,728
                                                                                                              -----------

TECHNOLOGY  1.1%
Atmel Corp. (b)..................................................................................  11,500         213,469
International Business Machines Corp.............................................................   4,500         470,531
Spacehab, Inc. (b)...............................................................................  15,000         158,437
                                                                                                              -----------
                                                                                                                  842,437
                                                                                                              -----------

TRANSPORTATION  0.5%
Halter Marine Group, Inc. (b)....................................................................  14,500         418,688
                                                                                                              -----------

UTILITIES  0.7%
SBC Communications, Inc..........................................................................   7,000         512,750
                                                                                                              -----------
     TOTAL COMMON STOCKS.........................................................................               6,538,495
                                                                                                              -----------
TOTAL LONG-TERM INVESTMENTS 96.8% (Cost $70,741,209).............................................              76,162,519
                                                                                                              -----------


                                       9        Notes to Financial Statements

                               December 31, 1997

============================================================================================================
Description                                                                                     Market Value
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 8.6%
REPURCHASE AGREEMENT  2.3%
Swiss Bank Corp. ($1,770,000 par collateralized by U.S. Government obligations in a pooled cash account, 6.10% coupon, dated 12/31/97, to be sold on 01/02/98 at $1,770,600)..........................................................  $ 1,770,000
                                                                                                 -----------

U.S. GOVERNMENT OBLIGATIONS 6.3%
Federal Home Loan Bank Discount Note
($2,000,000 par, yielding 5.53%, 01/07/98 maturity)............................................    1,997,867

Federal National Mortgage Association Discount Note
($2,000,000 par, yielding 5.56%, 02/05/98 maturity)............................................    1,989,040

Federal National Mortgage Association Discount Note
($1,000,000 par, yielding 5.64%, 04/24/98 maturity)............................................      982,580
                                                                                                 -----------
                                                                                                   4,969,487
                                                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $6,739,459)................................................     6,739,487
                                                                                                 -----------
TOTAL INVESTMENTS 105.4% (Cost $77,480,668)....................................................   82,902,006
LIABILITIES IN EXCESS OF OTHER ASSETS (5.4%)...................................................   (4,238,471)
                                                                                                 -----------
NET ASSETS  100.0%.............................................................................  $78,663,535
                                                                                                 ===========

*    Zero Coupon Bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.
ACES--Automatically convertible equity securities
ADR--Depository Receipts
DECS--Debt exchangeable for common stock, traded in shares
LYON--Liquid yield option note
STRYPES--Structured yield product exchangeable for stock, traded in shares TECONS--convertible securities

                                      10       See Notes to Financial Statements

                      Statement Of Assets And Liabilities
                               December 31, 1997

===========================================================================================
ASSETS:
Total Investments (Cost $77,480,668)....................................       $ 82,902,006
Cash....................................................................              4,133
Receivables:
     Interest...........................................................            527,225
     Dividends..........................................................             42,471
     Investments Sold...................................................             18,731
Other...................................................................             56,951
                                                                               ------------
     Total Assets.......................................................         83,551,517
                                                                               ------------
LIABILITIES:
Payables:
     Investments Purchased..............................................          2,763,111
     Income and Capital Gain Distributions..............................          1,987,613
     Investment Advisory Fee............................................             34,534
     Affiliates.........................................................              6,880
Accrued Expenses........................................................             23,993
Trustees' Retirement Plan...............................................             71,851
                                                                               ------------
     Total Liabilities..................................................          4,887,982
                                                                               ------------
NET ASSETS..............................................................       $ 78,663,535
                                                                               ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 12,500,000 shares authorized,
     3,251,324 shares issued, of which 9,500 are held in treasury and
     3,241,824 are outstanding).........................................       $  3,241,824
Paid in Surplus.........................................................         68,041,601
Net Unrealized Appreciation.............................................          5,421,338
Accumulated Net Realized Gain...........................................          1,753,439
Accumulated Undistributed Net Investment Income.........................            205,333
                                                                               ------------
NET ASSETS..............................................................       $ 78,663,535
                                                                               ============
Net Asset Value Per Share ($78,663,535 divided
     by 3,241,824 shares outstanding)...................................             $24.27
                                                                               ============

                                    11    See Notes to Financial Statements

                            Statement Of Operations
                     For the Year Ended December 31, 1997

================================================================================
INVESTMENT INCOME:
Interest....................................................      $ 2,688,327
Dividends...................................................        1,218,334
                                                                 ------------
     Total Income...........................................        3,906,661
                                                                 ------------
EXPENSES:
Investment Advisory Fee.....................................          422,759
Shareholder Reports.........................................           44,246
Shareholder Services........................................           38,712
Trustees' Fees and Expenses.................................           18,968
Custody.....................................................           13,687
Legal.......................................................           11,840
Other.......................................................           96,442
                                                                 ------------
     Total Expenses.........................................          646,654
                                                                 ------------
Net Investment Income.......................................      $ 3,260,007
                                                                 ============
REALIZED AND UNREALIZED GAIN/LOSS:

Net Realized Gain...........................................      $11,981,751
                                                                 ------------
Unrealized Appreciation/Depreciation:
     Beginning of the Period................................        7,632,243
     End of the Period......................................        5,421,338
                                                                 ------------
Net Unrealized Depreciation During the Period...............       (2,210,905)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN............................      $ 9,770,846
                                                                 ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................      $13,030,853
                                                                 ============

                                 12           See Notes to Financial Statements

                      Statement Of Changes In Net Assets
                For the Years Ended December 31, 1997 and 1996

=========================================================================================================
                                                                 Year Ended               Year Ended
                                                               December 31, 1997        December 31, 1996
---------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................................     $  3,260,007          $ 3,136,862
Net Realized Gain.............................................       11,981,751            4,930,880
Net Unrealized Appreciation/Depreciation During
     the Period...............................................       (2,210,905)             801,428
                                                                   ------------          -----------
Change in Net Assets from Operations..........................       13,030,853            8,869,170
                                                                   ------------          -----------
Distributions from Net Investment Income......................       (3,260,007)          (3,239,657)
Distributions in Excess of Net Investment Income..............         (562,429)             (18,985)
                                                                   ------------          -----------
Distributions from and in Excess of Net
     Investment Income........................................       (3,822,436)          (3,258,642)
Distributions from Net Realized Gain..........................       (9,810,855)          (5,478,337)
                                                                   ------------          -----------
        Total Distributions...................................      (13,633,291)          (8,736,979)
                                                                   ------------          -----------
NET CHANGE IN NET ASSETS FROM
     INVESTMENT ACTIVITIES....................................        (602,438)             132,191

NET ASSETS:
Beginning of the Period.......................................       79,265,973           79,133,782
                                                                   ------------          -----------
End of the Period (Including accumulated undistributed net
     investment income of $205,333 and
     $75,823, respectively)...................................     $ 78,663,535          $79,265,973
                                                                   ============          ===========

                                      13      See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one common share of the
              Fund outstanding throughout the periods indicated.

========================================================================================
                                                                ------------------------
                                                                1997      1996      1995
----------------------------------------------------------------------------------------
Net Asset Value,
    Beginning of the Period                                  $24.451   $ 24.41   $ 21.62
                                                             -------   -------   -------
     Net Investment Income                                     1.006      .968      1.14
     Net Realized and Unrealized Gain/Loss                     3.014     1.768    3.5325
                                                             -------    ------    ------
Total from Investment Operations                               4.020     2.736    4.6725
                                                             -------    ------    ------
Less:
     Distributions from and in Excess of Net Investment
     Income                                                    1.179     1.005      1.15
     Distributions from and in Excess of Net Realized Gain     3.027     1.690     .7325
                                                             -------    ------    ------
Total Distributions                                            4.206     2.695    1.8825
                                                             -------   -------   -------
Net Asset Value, End of the Period                           $24.265   $24.451   $ 24.41
                                                             =======   =======   =======
Market Price Per Share at End of the Period                  $21.125   $21.125   $21.375
Total Investment Return at Market Price (a,d)                  19.48%    11.67%    28.88%
Total Return at Net Asset Value (b,d)                          18.57%    11.51%    23.42%
Net Assets at End of the Period (In millions)                $  78.7   $  79.3   $  79.1
Ratio of Expenses to Average Net Assets                          .76%      .88%      .80%
Ratio of Net Investment Income to Average Net Assets            3.86%     3.88%     4.82%
Portfolio Turnover                                               181%      140%      127%
Average Commission Per Equity Share
     Traded (c)                                              $ .0592   $ .0604   $ .0277

a) Total Investment Return at Market Price reflects the change in market value of the shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

(d)  This disclosure was not required in fiscal years prior to 1992.

================================================================================
Year Ended December 31,
--------------------------------------------------------------------------------
     1994          1993      1992      1991       1990       1989      1988
--------------------------------------------------------------------------------
    $ 24.88     $ 23.64   $ 22.23   $ 19.41   $  22.73    $ 21.94   $ 21.46
    -------     -------   -------   -------   --------    -------   -------
       1.09        1.15     1.175      1.32       1.47       1.51      1.44
     (2.56)        2.01     1.415      2.90    (3.2475)     1.595    1.8425
    -------     -------   -------   -------   --------    -------   -------
     (1.47)        3.16      2.59      4.22    (1.7775)     3.105    3.2825
    -------     -------   -------   -------   --------    -------   -------


       1.10        1.12      1.18      1.40       1.40       1.57      1.47
        .69         .80       -0-       -0-      .1425       .745    1.3325
    -------     -------   -------   -------   --------    -------   -------
       1.79        1.92      1.18      1.40     1.5425      2.315    2.8025
    -------     -------   -------   -------   --------    -------   -------
    $ 21.62     $ 24.88   $ 23.64   $ 22.23   $  19.41    $ 22.73   $ 21.94
    =======     =======   =======   =======   ========    =======   =======
    $18.125     $22.375   $20.375   $19.250   $ 16.625    $20.125   $19.875
     (11.71%)     19.43%    12.31%    24.68%    (10.39%)       --        --
      (5.29%)     14.50%    12.84%    23.32%     (7.37%)       --        --
    $  70.1     $  80.7   $  76.6   $  72.1   $   62.9    $  73.7   $  70.3
        .82%        .87%      .88%      .89%       .86%       .84%      .82%
       4.70%       4.60%     5.28%     6.41%      7.01%      6.47%     6.30%
        111%        128%       87%      168%        95%        90%       69%

         --          --        --        --         --         --        --

                                      15      See Notes to Financial Statements

                         Notes to Financial Statements

                               December 31, 1997
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Convertible Securities Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income, capital appreciation and conservation of capital through investment in a portfolio consisting mainly of convertible bonds and preferred stocks.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 43% of the investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securi-

                               December 31, 1997
================================================================================
ties only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $77,480,918; the aggregate gross unrealized appreciation is $7,962,733 and the aggregate gross unrealized depreciation is $2,541,645, resulting in net unrealized appreciation of $5,421,088.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. Permanent differences related to the recognition of market discount on bonds totaling $691,939 were reclassified from accumulated net realized gain/loss on investments to accumulated undistributed net investment income.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $3,941,043 as a 28% rate capital gain distribution and $2,172,595 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. For corporate shareholders, 14.62% of the distributions qualify for the dividend received deduction.

                               December 31, 1997
================================================================================
2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
================================================================================
First $150 million.................................................    .50 of 1%
Next $100 million..................................................    .45 of 1%
Next $100 million..................................................    .40 of 1%
Over $350 million..................................................    .35 of 1%

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $17,200 representing Van Kampen American Capital, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Trustees of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for the Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.

     At the Annual Meeting of Shareholders held on December 18, 1997, seven new trustees and one incumbent trustee were elected to replace the seven trustees that resigned, with the effective date of their resignation being December 31, 1997. In connection with their resignation from services as trustee of the Fund, each resigning trustee will receive the vested portion of their retirement benefits under the Fund's retirement plan. In addition, in recognition of their years of service, VKAC will pay each resigning trustee an amount equal to the non-vested portion of their retirement benefits. These retirement benefits are being paid in lieu of receiving benefit payments over a ten-year period and will not be paid to a resigning trustee who is an affiliated person of the Adviser.

3.   INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $139,628,988 and $149,103,802, respectively.

                       Report of Independent Accountants


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen American Capital Convertible Securities Fund, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Convertible Securities Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Houston, Texas
February 4, 1998

                          Dividend Reinvestment Plan


The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to State Street Bank and Trust Company ("State Street"), which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If State Street cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

     You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

     You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

     Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                              BOSTON EQUISERVE LP
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                 800-341-2929

     If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

               Funds Distributed by Van Kampen American Capital

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value

International /Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Secuities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust  or Income
   MS Worldwide High Income

Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term
   Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income

Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 . visit our web site at WWW.VKAC.COM to view prospectuses, select Investors' Place, then Download a Prospectus

 . call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .  e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

                         Results of Shareholder Votes


     The Annual Meeting of Shareholders of the Fund was held on December 18, 1997, where shareholders voted on the election of trustees and the ratification of Ernst & Young LLP as independent public accountants.
     1) With regard to the election of the following Trustees by the shareholders of the Fund:

                                                           # of Shares
                                                   ---------------------------
                                                   In Favor           Withheld
------------------------------------------------------------------------------
David C. Arch...................................   1,988,608           70,433
Rod Dammeyer....................................   1,988,848           70,193
Howard J Kerr...................................   1,988,848           70,193
Dennis J. McDonnell.............................   1,988,848           70,193
Steven Muller...................................   1,988,552           70,489
Theodore A. Myers...............................   1,988,848           70,193
Hugo F. Sonnenschein............................   1,988,848           70,193
Wayne W. Whalen.................................   1,988,848           70,193

     2) With regard to the ratification of Ernst & Young LLP as independent auditors for the Fund, 1,994,424 shares voted in favor of the proposal, 30,334 shares voted against and 34,284 shares abstained.

            Van Kampen American Capital Convertible Securities Fund

BOARD OF  TRUSTEES
DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*___CHAIRMAN
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN

Officers
DON G. POWELL*
     President
DENNIS J. MCDONNELL*
     Executive Vice President
RONALD A. NYBERG*
     Vice President and Corporate Secretary
EDWARD C. WOOD, III*
     Vice President and Chief Financial Officer
CURTIS W. MORELL*
     Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
     Treasurer
TANYA M. LODEN*
     Controller
PETER HEGEL*
ALAN SACHTLEBEN*
PAUL R. WOLKENBERG*
     Vice Presidents


                      __________________________________
                        INQUIRIES ABOUT AN INVESTOR'S
                      ACCOUNT SHOULD BE REFERRED TO THE
                             FUND'S TRANSFER AGENT
                               BOSTON EQUISERVE
                                 P.O. BOX 8200
                       BOSTON, MASSACHUSETTS 02266-8200
                           TELEPHONE: (800) 821-1238
                      ALASKA, CALIFORNIA AND HAWAII CALL
                            COLLECT: (713) 993-0500
                                EXTENSION: 2223
                      __________________________________

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and Transfer Agent

STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02101

Shareholder Servicing Agent

BOSTON EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

Independent Accountants

ERNST & YOUNG LLP
1221 McKinney Suite 2400
Houston, Texas 77010

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc. 1998
All rights reserved.

(SM)  denotes a service mark of
Van Kampen American Capital Distributors, Inc.

--------------------------------------------------------------------------------
                            TAX NOTICE TO CORPORATE
                                 SHAREHOLDERS

For 1997, 14.62% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.
--------------------------------------------------------------------------------

                                                                ----------------
VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC                       BULK RATE
One Parkview Plaza                                                U.S. POSTAGE
Oakbrook Terrace, Illinois 60181                                      PAID
                                                                   VAN KAMPEN
                                                                AMERICAN CAPITAL
                                                                ----------------